                                                              Exhibit 10.4


                          OCULEX PHARMACEUTICALS, INC.
                           401 (k) PROFIT SHARING PLAN








                            Effective Date 01/01/1996

This document is description of the Plan. It is intended that the language be clear and understandable. The law governing plans is very complicated. Consequently, the language in the law and the Plan is very technical and legal. The government requires that the Plan document and this description contain much of the same language. If this description says something different from what the Plan says, the Plan must be followed. A copy of the Plan is available for inspection by contacting the Plan Administrator, whose telephone number is on the Plan Information Page.







                        Date Prepared: February 14, 1996

                          OCULEX PHARMACEUTICALS, INC.
                           401 (k) PROFIT SHARING PLAN

                                TABLE OF CONTENTS

I.     PLAN INFORMATION..................................................................1

II.    ELIGIBILITY REQUIREMENTS..........................................................2

III    PLAN CONTRIBUTIONS................................................................3

                Generally................................................................3
                Effective Deferral Contributions.........................................3
                Profit Sharing Contribution..............................................3
                Additional Contributions.................................................3
                Matching Contributions...................................................4
                Compensation: ...........................................................4

IV     PLAN BENEFITS AND METHODS OF PAYMENTS.............................................5

                Distributions: ..........................................................5
                Hardship Distributions:..................................................5
                Rollover Contributions...................................................6
                Payment of Your Distribution.............................................6
                Amount and Form of Payment of Your Distribution..........................6

V.     PLAN ADMINISTRATION...............................................................8

                Plan Operation: .........................................................8
                Plan Administrator: .....................................................8
                Trustee: ................................................................8
                Investment of Plain Assets: .............................................8
                Plan Insurance: .........................................................8

VI.    LOSS OR DENIAL OF BENEFITS........................................................9

                Vesting: ................................................................9
                Break in Service: .......................................................9
                Beneficiary Designation: ................................................9

VII.   TERMINATION OF THE PLAN .........................................................10

VIII.  YOUR RIGHTS UNDER ERISA..........................................................11

                          OCULEX PHARMACEUTICALS, INC.
                           401 (k) PROFIT SHARING PLAN

I.       PLAN INFORMATION.

Plan Name:                                             Oculex Pharmaceuticals, Inc.
                                                       401 (k) Profit Sharing Plan

Employer:                                              Oculex Pharmaceuticals, Inc.

Address:                                               3180 Porter Drive, Building
                                                       Palo Alto, CA 94304

Employer Identification Number of Plan Sponsor:        77-0228667

Plan Serial Number:                                    001

Type of Plan:                                          401(k) Profit Sharing Plan

Normal Retirement Age:                                 65

Trustee(s):                                            State Street Bank & Trust Company

Business Address:                                      Two Heritage Drive
                                                       Quincy, MA 02171

Administrator and Plan Sponsor:                        Oculex Pharmaceuticals, Inc.

Business Address:                                      3180 Porter Drive, Building #1
                                                       Palo Alto, CA 94304

Phone Number:                                          (415) 813-1031

Agent for services of legal process:                   Plan Administrator (see above)

Note: Service of legal process may be made upon a Plan Trustee or the Plan Administrator.

Ending Date of Plan's Year:                            December 31





                          SUMMARY PLAN DESCRIPTION
                                   PAGE 1

                          OCULEX PHARMACEUTICALS, INC.
                           401 (k) PROFIT SHARING PLAN


II.      ELIGIBILITY REQUIREMENTS.

After you start work, and have completed the required period of service for eligibility, you will enter the Plan on the next entry date

To be eligible to become a participant in the Plan, you must, as of these dates: January 1, April 1, July 1, October 1.

1.   have attained age 21.

2. not be covered by a collective bargaining agreement (i.e., not in a union).

3.   not be a nonresident alien and not earning any U.S income

4. All individuals, in a class of employees normally eligible, who are employed on January, 1, 1996, will be eligible to participate in the Plan immediately. All other employees, hired after January 1, 1996, will be required to meet the above eligibility requirements.





                          SUMMARY PLAN DESCRIPTION
                                   PAGE 2

                          OCULEX PHARMACEUTICALS, INC.
                           401 (k) PROFIT SHARING PLAN


III. PLAN CONTRIBUTIONS.

Once you have satisfied the eligibility requirements, you become a Participant automatically.

GENERALLY:

The amount of Contributions in the Plan are determined by the sum of Elective Deferral Contributions, Profit Sharing Contributions, Matching Contributions, Rollover Contributions, and additional contributions which may be made by the employer during the year. These contributions are based on the profits of the Company.

Your social security benefits are paid by the government and are in addition to the benefits paid from the Plan. The existence of this Plan and the contributions made to it will not affect your social security benefits in any way.

ELECTIVE DEFERRAL CONTRIBUTIONS:

You may elect to reduce your salary and have the amount contributed to the Trust. The amount may not be more than the lesser of:

1.   15% of your pay, or

2.   $ 9500 as adjusted to reflect annual federal cost of living increases, or

3.   such lesser amount as determined by the discrimination tests for the Plan.

You may choose to begin Elective Deferral Contributions on 1/1, 4/1, 7/1 or
10/1.

Your election will be effective with the 1st pay period following the period in which you make the election. Your action will remain in effect until modified or terminated by you, You can modify your election effective 1/1, 4/1, 7/1 or 10/1. You may terminate your deferrals at any time. Contact your Plan Administrator for the deadline for making modification requests. Because it is a Cash or Deferred Arrangement, this Plan must meet special tests which assure that highly compensated employees do not make significantly more Elective Deferral Contributions to the Plan than non-highly compensated employees. If, under the test, the contributions of the highly compensated employees exceed the amount permitted, the employer must either return some of the Elective Deferral Contributions, or make additional contributions on behalf of certain participants. The additional contributions will be treated as Elective Deferred Contributions. You may not contribute more than $9500 (as adjusted under Federal Law) to all 401(k) type plans to which you belong. You must apply to your Plan Administrator in writing for a refund of any Elective Deferred Contribution by 03/01.

PROFIT SHARING CONTRIBUTIONS:

The Employer may decide to make additional contributions which will be subject to the "Vesting Schedule" shown Section VI below. The Profit Sharing Contribution will be allocated to your account in the ratio that your compensation bears to the compensation of all participants. Forfeitures of this contribution shall be allocated with the Profit Sharing Contribution.

ADDITIONAL CONTRIBUTIONS:

The employer may make special contributions to enable the Elective Deferral Contributions and Matching Contributions to pass discrimination tests required under the Internal Revenue Code. These contributions are called Qualified Non-Elective Contributions in the Plan Document and Adoption Agreement and will be made in the manner required for thee purpose of passing the tests.


                         SUMMARY PLAN DESCRIPTION
                                   PAGE 3

                          OCULEX PHARMACEUTICALS, INC.
                           401 (k) PROFIT SHARING PLAN


MATCHING CONTRIBUTIONS:

The Employer may make Matching Contributions to the Plan to all Participants who have Elective Deferral Contributions. These contributions are 100% vested

This contributions will be equal to 50% of your Elective Deferral.

This contribution shall not be made in excess of $ 1000.

These contributions must meet special tests which assure that highly compensated employees do not make significantly more Matching Contributions to the Plan than non-highly compensated employees. If, under the test contributions of the highly compensated employees exceed the amount permitted, the employer must reallocate some of the Matching Contribution, make additional contributions, distribute some of the vested contributions, or hold the excess in the Plan and use it as part of the employer's matching contribution for the next year.

COMPENSATION:

All your contributions are based on the amount you are paid.

Your pay or earnings are the sum of your W-2 earnings and amounts deferred through a salary deferral agreement under an IRC 401(k) Plan, through a Cafeteria Plan under IRC 125, a SEP under 402(h), or through an annuity under IRC 403(b).

The amount of your compensation which will be used for plan purposes will be that paid to you during the Plan Year beginning each January 1 and ending each December 31.





                           SUMMARY PLAN DESCRIPTION
                                     PAGE 4

                          OCULEX PHARMACEUTICALS, INC.
                           401 (k) PROFIT SHARING PLAN


IV.       PLAN BENEFITS AND METHODS OF PAYMENTS.

DISTRIBUTIONS:

You may elect to receive a distribution from the 40l(k) Plan if you:

          1.   Separate from service,

          2.   Die, or

          3.   Become disabled.

Also, you may receive a distribution of you salary deferral contributions:

          1.   If the Plan terminates and there is no successor Plan, or
          2. If the employer or most of his working assets are sold to another unrelated company, or
          3. If the employer sells its interest in a subsidiary to another unrelated company, or
          4. If you have a "financial hardship". (Note: Applicable to Salary Deferral Contributions, as defined below only.)

When you are ready to begin receiving your benefit, contact the Plan Administrator, Thc Plan cannot compel you to take a distribution, unless your benefit is less than $3,500 until the year following the year in which you reach 70 1/2. If you have not separated from service or elected your benefit by that time, it will automatically be paid to you. You may receive it in installments or in a lump sum.

HARDSHIP DISTRIBUTIONS:

You may receive a distribution of Elective Deferrals (and earnings thereon accrued as of December 3l, 1988) in the event of hardship. The following is a general explanation of the rules for such a distribution.

Contact the Plan Administrator for complete detail and application. This is a taxable distribution.

Hardship is defined as an immediate and heavy financial need where you lack other available resources. You will need to receive your spouse's consent to the distribution.

The following are the only financial needs considered immediate and heavy for which you may receive a hardship distribution:

          - incurred or necessary medical expenses of the Employee, the Employee's spouse, children, or dependents;

          - the purchase (excluding mortgage payments) of a principal residence for the Employee;

          - payment of tuition for the next 12 months of post-secondary education for the Employee, the Employee's spouse, children or dependents;

          - the prevention of eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence.

In order to qualify for a hardship distribution, you must first obtain all other types of distributions and all nontaxable loans permitted under all plans maintained by the Employer.


                           SUMMARY PLAN DESCRIPTION
                                   PAGE 5

                          OCULEX PHARMACEUTICALS, INC.
                           401 (k) PROFIT SHARING PLAN


Your right to make Elective Deferrals will be suspended for twelve months after the receipt of the hardship distribution.

The amount you may receive may not be in excess of the amount of an immediate and heavy financial need, or the amount of your Elective Deferrals.

The amount of Elective Deferrals you will be allowed to make for the taxable year immediately following the taxable year of the hardship distribution, may not be in excess of the applicable limit under Section 402(g) of the Code (the $7,000 limit adjusted for cost of living) for that taxable year, less the amount of your Elective Deferrals made in the taxable year of the hardship distribution.

The determination of the existence of financial hardship, and the amount required to be distributed to meet the need created by the hardship, shall be made in a nondiscriminatory manner by the Plan Administrator according to the written rules and regulations of the Plan.

To apply for a financial hardship distribution you must:

         1.       Complete an application for the Plan Administrator,

         2. Provide proof to the Administrator of expenditures showing the amount of the withdrawal needed, and

         3. Provide proof to the Administrator, such as bank statements, showing that there are no other financial resources available to meet the expense.

ROLLOVER CONTRIBUTIONS:

You may apply to the Plan Administrator asking the Plan to receive a contribution of a distribution to you from another qualified plan. If the Plan accepts this money, it is called a Rollover Contribution. Under rules established by the Plan Administrator, the Plan will not accept such a contribution if the distribution to you was from a Defined Benefit Plan, or other Plan to which IRC 417 spousal rights apply. Contact the Plan Administrator about the rules and process for making this type of contribution.

PAYMENT OF YOUR DISTRIBUTION:

Once you become eligible for a distribution and elect to receive it, the Trustee will be instructed to pay it out.

The amount of this distribution will be the vested portion of your plan money.

It cannot be specified exactly how long it will take tar you to receive this distribution, for two reasons:

         1. The Plan Administrator must await the next quarterly valuation of the trust to establish the value of your account.

         2. After you leave, the Plan Administrator must calculate your exact years of vesting, prepare a final statement of you account, prepare an IRS form showing how it is taxable, and have a check prepared.

Of course, your employer is interested in paying benefits when due, but must do so in an orderly course of business. For this mason, it is anticipated that rely distribution u/ill lake a reasonable length of time.


                          SUMMARY PLAN DESCRIPTION
                                   PAGE 6

                          OCULEX PHARMACEUTICALS, INC.
                           401 (k) PROFIT SHARING PLAN


AMOUNT AND FORM OF PAYMENT OF YOUR DISTRIBUTION:

The amount of your benefit in this Plan depends on the amount in your account, and the extent to which you are vested in that amount.

The benefit farms available are: 1. Lump Sum.  2 Installment Payments

You can defer paying taxes on all or a portion of your distribution by requesting that the Plan transfer it directly to Individual Retirement Account or a Qualified Defined Contribution Plan. This is called a direct rollover.

If you elect a DIRECT ROLLOVER from this plan to your new plan or IRA, no money will be withheld or payment of federal income taxes. At the time of your distribution you will want to be sure to speak with the Plan
Administrator to how you can accomplish a DIRECT ROLLOVER.

If you do not elect to make a DIRECT ROLLOVER to a Qualified Defined Contribution Plan or IRA, the Employer will be required to withhold 20% of any monies you receive to pay federal income taxes.

You may still receive your money and then decide to roll it over, as long as you do so within 60 days of the date of payment. But the withholding will have already occurred at the time of distribution and you will pay taxes on this amount as well as any other amount you do not rollover. If you decide to rollover the whole distribution including amount that was withheld, you must provide other money to replace the amount withheld. The withholding will be credited against any income tax you owe for the year, and when you file your income tax return, you may get a refund of the amount withheld.

If you are ever going to receive a distribution, be sure to review carefully the Notice of Taxation of Distribution that will receive from your Plan Administrator.

If you keep all or a part of your distribution, then you must show the payment as income on your tax return for that You or your tax preparer should calculate the tax when you prepare the return.

If you have applied for and received a Hardship Distribution, the amount must be reported by, you as income in the it was received. A Hardship Distribution will always be given to you as a lump sum.

If you are under 59 1/2 when you receive a distribution, you will be liable for an early distribution tax unless you roll amount into an Individual Retirement Account.

Plan Administrator cannot give you legal or tax advice. You should rely on your own personal tax advisor when time comes to decide on how you wish to take distribution and to determine the tax consequences of receiving a distribution.


                           SUMMARY PLAN DESCRIPTION
                                     PAGE 7

                         OCULEX PHARMACEUTICALS, INC.
                         401 (k) PROFIT SHARING PLAN


V.      PLAN ADMINISTRATION.

PLAN OPERATION:

Your employer makes contributions to the Plan. These contribution can never go back to the employer. The Trustee, each year, tells the Plan Administrator what the trust is worth and the Plan Administrator then must divide the funds among all of the plan participants accounts. The Plan Administrator may issue a statement of his account to each participant. The Plan Administrator must give the value of your account to you if you request it in writing.

PLAN ADMINISTRATOR:

The plan is administered by the Plan Administrator, whose name is typed on the Plan Information page. Your employer has appointed the Plan Administrator and can change the Plan Administrator at any time. The Plan Administrator has the sole and ultimate responsibility to interpret Plan provisions and determine Plan Benefits, and responsible for such things as keeping plan records and reporting to government agencies.

TRUSTEES:

Your plan is funded by a Trust. The name of the Trustee is typed on the Plan Information page. Your employer has appointed the Trustee and can change the Trustee at any time. The job of the Trustee is to safe keep the fund of money in the Plan and to invest the money.

INVESTMENT OF PLAN ASSETS:

In your Plan each Participant has an individual Investment Account. This account will hold the Salary Deferral Contributions, additional contributions, Profit Sharing Contributions, and Matching Contribution allocable to the Participant. Rollover Contributions will also be included.

You must direct the Trustee as to how your assets are to be invested. The employer and Plan Administrator will select a series of mutual funds or pooled investment accounts for you to invest in. You may direct the investment of your account assets into any investment permitted by regulation and the policy of the Plan. Note that the Plan Administrator, the Employer, and the Trustee will not provide investment advice. You are totally responsible for investment selection which you make. Your Employer is not responsible for the financial gains or losses to your account which result from your directions.

PLAN INSURANCE:

You may have heard that the government provides insurance to pay pension benefits if a Plan fails. This Plan is not eligible for such insurance because contributions are made right into your own account. If the Plan terminates or your employer goes out of business, you will be entitled to receive all the benefits in your account at the time. This amount could be more or less than the total amount of contributions made to your account depending on your investment expenses.


                           SUMMARY PLAN DESCRIPTION
                                     PAGE 8

                         OCULEX PHARMACEUTICALS, INC.
                         401 (k) PROFIT SHARING PLAN


VI.     LOSS OR DENIAL OF BENEFITS.

You should be aware that some actions by you or the employer may result in a 1oss or denial of benefits from your Plan.

Also, because a 401(k) Plan must pass special nondiscrimination tests, sometimes your contributions will have to be returned to you as excess contributions which the Plan cannot continue to hold. If the Plan returns contributions, you will have to pay income taxes on them.

VESTING:

Your plan does not have a vesting schedule. You are immediately and 100% vested in your benefits once you begin participation.

If you have reached Normal Retirement Age, if you die, if you are totally and permanently disabled, or if the Plan is terminated then your balance of these funds becomes 100% vested. This means that you or your beneficiaries get the entire value of your accounts. You are always 100% vested in your Elective Deferral contributions to this Plan.

BREAK IN SERVICES:

Once you have become a participant in the Plan, you will remain a participant until a year (which ends on December 31 ) passes, during which you did not work 500 hours. This is called a 1 year break in service. If you return before having 5 consecutive 1 year breaks in service, then you continue to participate in the Plan as if you had never left the employer.

Other circumstances which may cause either a reduction or denial of benefits:

A. If the employer amends the Plan to reduce future contributions, then your account will not grow at the same rate.

B If the employer terminates the Plan, then your account will have no further contributions.

C. If your salary decreases, then your allocation of the contribution will be less.

D.   If the Plan investments do poorly, then your account balance will decrease.

BENEFICIARY DESIGNATION:

If you die before benefits are distributed to you, the Trustee will pay out the whole amount to the beneficiary you have set forth on the beneficiary designation form on file with the Employer.

Make sure you keep this form current.


                           SUMMARY PLAN DESCRIPTION
                                     PAGE 9

                         OCULEX PHARMACEUTICALS, INC.
                         401 (k) PROFIT SHARING PLAN



VII.    TERMINATION OF THE PLAN.

While the Plan is intended to be permanent, the employer reserves the right to amend or terminate the Plan. If the Plan is terminated, you will immediately become 100% vested in all your benefits in the Plan.





                           SUMMARY PLAN DESCRIPTION
                                     PAGE 10

                         OCULEX PHARMACEUTICALS, INC.
                         401 (k) PROFIT SHARING PLAN


VIII.   YOUR RIGHTS UNDER ERISA.

As a participant in this plan you are entitled to certain rights and protections under the Employees Retirement Income Security Act of 1974 (ERISA). ERISA provides that all plan participants shall be entitled to examine, without charge, at the Plan Administrators office and at other specified location, all plan documents, including insurance contracts, collective bargaining agreements and copies of all documents filed by the Plan with the U.S. Department of Labor, such as detailed annual reports and Plan descriptions.

Obtain copies of all plan documents and other plan information upon written request to the Plan Administrator. The Administrator may make a reasonable charge for the copies.

Receive a summary of the Plans annual financial report. The Plan
Administrator is required by law to furnish each participant with a copy of this summary annual report.

In addition to creating rights for plan participants, ERISA imposes duties upon the people who are responsible for the operation of the employee benefit plan. The people who operate your plan, called Fiduciaries of the Plan, have a duty to do so prudently and in the interest of you and other plan participants and beneficiaries. No one, including your employer, your union, or any ether person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a pension benefit or exercising your rights under ERISA.

If your claim for a pension benefit is denied in whole or in part you must receive a written explanation of the reason for the denial. You have the right to have the Plan reviewed and reconsider your claim. Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $100 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Administrator.

If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court. If it should happen that the Plan fiduciaries misuse the Plans money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in Federal Court. The Court will decide who pays Court Cost and Legal Fees. If you are successful the Court may order the person you have sued to pay these costs and fees. If you lose, the Court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

The Plan Administrator has the sole and ultimate authority to define and interpret plan language, terms and documentation.

If you have any questions about your plan, you should contact the Plan Administrator.

If you have any questions about this statement or about your rights under ERISA, you should contact the nearest area office of the U.S. Labor Management Services Administration, Department of Labor.


                           SUMMARY PLAN DESCRIPTION
                                     PAGE 11

             PROTOTYPE 401(k) PROFIT SHARING PLAN ADOPTION AGREEMENT

The undersigned employer(s) - OCULEX PHARMACEUTICALS, INC. hereinafter referred to as the "Employer", hereby adopts the WELLS FARGO BANK NA Prototype Standard 401(k) profit Sharing Plan and Trust.

1.       EMPLOYER TAX IDENTIFICATION NUMBER  77-0228667
                                            ---------------------------------

2.       The EFFECTIVE DATE of the Plan shall be  JANUARY 1, 1996
                                                 ----------------------------

3.       The EFFECTIVE DATE of this amendment
                                              -------------------------------

4.       The ANNIVERSARY DATE of the Plan shall be   DECEMBER 31
                                                   --------------------------

5.       The ENTRY DATE(S) of the Plan:

         5.1      JANUARY 1                      shall be the first Entry Date.
                  -------------------------------

         5.2      APRIL 1                        shall be the second Entry Date.
                  -------------------------------

         5.3      JULY 1                         shall be the third Entry Date.
                  -------------------------------

         5.4      OCTOBER 1                      shall be the fourth Entry Date.
                  -------------------------------

                  (The Entry Date(s) may not postpone entry into the Plan later than the earlier of (a) the first day of the Plan Year beginning after the date on which an Employee satisfies the requirements of Section 6 below, or b) the date 6 months after the date such requirements were satisfied).

6. ELIGIBILITY REQUIREMENTS - Each Employee will be eligible to participate in this Plan in accordance with Section 5 of this Adoption Agreement, except the following:

         6.1 ___X___ Employees who have not attained the age of ___21___ (cannot exceed 21).

         6.2 _______ Employees who have not completed __________ Year(s) of Service (cannot exceed 1 year unless the Plan provides a nonforfeitable right to 100% of the Participant's account balance derived form Employer contributions after not more than 2 years of Service in which case up to 2 years is permissible. If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified Hours of Service to receive credit for such fractional year.)

         6.3 ___X___ Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee Representatives, if retirement benefits were the subject of good faith bargaining. For this purpose, the term "Employee Representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.

         6.4 ___X___ Employees who are nonresident aliens and who earn no earned income from the Employer which constitutes income from sources within the United States.

         The term "Employee" shall include all Employees of this Employer and any other employer aggregated with this Employer under Internal Revenue Code Section 414(b), (c) or (m) and individuals required to be considered Employees or any such Employer under code Section 414(n) or under regulations under code Section 414(o).

7.       COMPENSATION shall mean all of each Participant's:

         7.1      ___X___ W-2 earnings.

         7.2 _______ Compensation (as that term is defined in Section 415(c)(3) of the Code)

         Which is actually paid to the Participant during:

         7.3      ___X___ The Plan Year.

         7.4      _______ the taxable year ending with or within the Plan Year.

         7.5      _______ The Limitation year ending with or within the Plan
                  Year.

         Compensation:

         7.6      ___X___ Shall include

         7.7      _______ Shall not include

         Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the employee under Sections 125, 402(a)(8), 402(h) or 403(b) of the code.

8.       NORMAL RETIREMENT AGE shall mean:

         The later of age ___65___ (not to exceed age 65) or the _____________ (not exceed 5th) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

9.       VESTING

         If the participant terminates prior to Normal Retirement Age he shall receive a percentage of his Accrued Benefit according to the vesting schedule checked below:

         9.1      ___X___ One hundred Percent schedule.

                  100% at all times

         9.2      _______ Twenty Percent Schedule

                  20% after the second Covered Year of Service and 20% for each additional Covered year of Service.

         9.3      _______ Variable Schedule

                  Based on Covered Years of Service after Year:

                  1________                 4________(at least 50%)

                  2________(at least 20%)   5________(at least 80%)

                  3________(at least 40%)   6 100%


         9.4      ________ Three Year Vesting Schedule

                  100% vested after the completion of three (3) Covered Years of Service.

                  If the vesting schedule under the Plan(s) shifts in or out of the above vesting schedule for any Plan Year because of the Plan's top heavy status, such shift is an amendment to the vesting schedule and the election in Section 1.4 of the Plan applies.

         Notwithstanding the above, the Accrued Benefit shall become fully vested at Normal Retirement Age.

10.      CONTRIBUTIONS

         10.1 _______ EMPLOYER CONTRIBUTIONS The Employer may make contributions to the Plan without regard to current or accumulated earnings and profits for the taxable year or years ending with or within the Plan year.

                  Unless this option is elected, the Plan will be subject to the requirement that employer contributions be made out of current or accumulated net profits. Accordingly, all employer contributions under the Plan, including Employer discretionary contributions, Elective Deferrals and qualified Non-elective Contributions, will be limited to the Employer's net profits.

         10.2 _______ ELECTIVE DEFERRALS - A Participant may elect to have his or her Compensation reduced by the following percentage or amount per pay period, or for a specified pay period or periods, as designated in writing to the Plan Administrator:

                  a. ___X___ An amount not in excess of ___15___ percent of a Participant's Compensation.

                  b. _______ an amount not in excess of $________ of a participant's Compensation.

                  No participant shall be permitted to have Elective Deferrals made under this plan during any calendar year in excess of $7,000, multiplied by the Adjustment Factor.

                  c. A participant may elect to commence Elective Deferrals as of 1/1, 4/1, 7/1 OR 10/1 (ENTER AT LEAST ONE DATE OR PERIOD DURING A CALENDAR YEAR). Such election shall become effective as of the 1ST (ENTER NUMBER) pay period following the pay period during which the Participant's election to commence Elective Deferrals was made, or as soon as administratively feasible thereafter.

                  d. A Participant's election to have Elective Deferrals made pursuant to a salary reduction agreement shall remain in effect until modified or terminated. A Participant may modify the amount of Elective Deferral as 1/1, 4/1, 7/1 OR 10/1 (ENTER AT LEAST ONE DATE OR PERIOD DURING A CALENDAR YEAR). Such election shall become effective as of the 1ST (ENTER NUMBER) pay period following the pay period during which the participant's election to modify Elective Deferrals was made, or as soon as administratively feasible thereafter.

                  e. _________ A participant may base Elective Deferrals on cash bonuses that, at the Participant's election, may be contributed of the plan or received by the Participant in cash.

                  f. A Participant shall be afforded a reasonable period to elect to defer amounts described above. Such election shall become effective as of the _________ (ENTER NUMBER) pay period following the pay period during which the Participant's election to make such Elective Deferrals was made, or as soon as administratively feasible thereafter.

                  g. A participant shall designate the amount and frequency of his or her Elective Deferrals in the form and manner specified by the Plan Administrator.

         10.3 _______ EMPLOYER PROFIT SHARING CONTRIBUTIONS. In addition to Elective Deferrals, Qualified Non-elective Contributions, Qualified Matching Contributions and Matching Contributions, the employer may make additional contributions under the Plan which shall be made solely at the discretion of the employer but not in excess of 15% of Participant Compensation, up to the maximum amount specified in Section 5.5 of the Plan.

                  Employer contributions under this Section 10.3 shall be allocated in proportion to compensation and shall vest in accordance with the vesting schedule specified in Section 9 of this Adoption Agreement. Forfeitures of Profit Sharing Contributions shall be:

                  a. ___X___ added to and allocate in the same manner as the Contribution.

                  b.       _______ applied to reduce the Contribution.

11.      QUALIFIED NON-ELECTIVE CONTRIBUTIONS

         11.1 _______ The employer will make Qualified Non-elective Contributions to the plan. If the Employer does make Qualified Non-elective Contributions to the plan, then the amount of such contributions to the plan of each Plan Year shall be:

                  a. _______ percent (not to exceed 15 percent) of the Compensation of all Participants eligible to share in the allocation.

                  b. _______ percent of the net profits, but in no event more than $______________________for any Plan year.

                  c. ___X___ An amount as determined by the Employer. The amount of the special Qualified Non-elective Contributions allocated under Section 11.2 below will be the amount needed to meet the Average Actual Deferral Percentage test stated in
                           Section 11.4 of the Plan.

         11.2 Allocations of Qualified Non-elective Contributions to each Participant's account shall be made to the accounts of:

                  a.       _______ All participants.

                  b.       ___X___ Only Non-highly compensated Participants.

         11.3 Allocations of Qualified Non-elective Contributions to each Participant's account shall be made (elect one):

                  a. _______ In the ratio in which each Participant's Compensation for the Plan year bears to the total Compensation of all participants for such Plan Year.

                  b. In the ratio in which each Participant's Compensation not in excess of $_________ for the Plan year bears to the total Compensation of all participants not in excess of $__________ for such Plan Year.

12.      QUALIFIED MATCHING CONTRIBUTIONS

         12.1 _______ The Employer will make Qualified Matching Contributions to the plan on behalf of participants who make Elective Deferrals.

         12.2 _______ the employer will make Qualified Matching Contributions to the plan on behalf of:

                  a.       _______ All participants who make Elective
                           Deferrals.

                  b. _______ All participants who are Non-highly Compensated Employees and who make Elective Deferrals.

         12.3 The amount of such Qualified Matching Contributions and on behalf of each participant as specified in Section 12.2 of this adoption agreement shall be:

                  a. _______ percent of the Elective Deferral made for each Plan Year.

                  b. _______ the sum of _______ percent of the portion of the Elective Deferral which does not exceed _______ percent of the portion of the Participant's Compensation, plus _______ percent of the portion of the Elective Deferral which exceeds _______ percent of the Participant's Compensation, but does not exceed _______ percent of the Participant's Compensation.

                  c. _______ The Employer shall not match Elective Deferrals as provided in a or b above in excess of $_________ or in excess of _______ percent of the Participant's Compensation.

         12.4 Qualified Matching contributions and Qualified Non-Elective contributions may be taken into account as Elective Deferrals for purposes of calculating the Actual Deferral percentages. In determining Elective Deferrals for the purpose of the ADP test, the Employer shall include:

                  a.       _______ Qualified Matching Contributions.

                  b.       ___X___ Qualified Non-Elective Contributions.

                  under this Plan or any other Plan of the Employer as provided by regulations under the Code.

         12.5     The amount of qualified Matching Contributions made under
                  Section 12.1 of this plan and taken into account as Elective Deferrals for purposes of calculating the Actual Deferral percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:

                  a.       _______ All such Qualified Matching Contributions.

                  b. _______ Such Qualified Matching Contributions that are needed to meet the Actual Deferral Percentage test.

         12.6     The amount of Qualified Non-Elective Contributions made under
                  Section 11 of this plan and taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentages, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:

                  a.       _______ All such qualified Non-elective
                           Contributions.

                  b. ___X___ Such Qualified Non-elective Contributions that are needed to meet the Actual Deferral Percentage test stated in Section 11.4(F) of the plan.

13.      MATCHING CONTRIBUTIONS

         13.1 _______ The Employer will make Matching Contributions to the plan on behalf of Participants who make Elective Deferrals. The Employer will make matching Contributions to the plan on behalf of:

                  a.       _______ All participants who make Elective
                           Deferrals.

                  b. ___X___ All Participants who are Non-highly Compensated Employees and who make Elective Deferrals.

         13.2     Matching contributions will be:

                  a.       _______ Nonforfeitable when made.

                  b. ___X___ Subject to the vesting schedule applicable to employer contributions, other than Elective Deferrals and Qualified Non-elective Contributions under the plan.

         13.3 The amount of such Matching Contributions made on behalf of each Participant shall be:

                  a. ___X___ ___50___ percent of the Elective Deferral made of Each Plan Year.

                  b. _______ the sum of _______ percent of the portion of the Elective Deferral which does not exceed _______ percent of the Participant's Compensation plus _______ percent of the portion of the Elective Deferral which exceeds _______ percent of the Participant's Compensation, but does not exceed _______ percent of the Participant's Compensation.

                  c. ___X___ The Employer shall not match Elective Deferrals as provided in a or b above in excess of $1,000 or in excess of __N/A__ percent of the Participant's Compensation.

                  The level of contributions chosen by the Employer is subject to both the Section 401(m)(2) discrimination test and the section 415 limitations.

14.      SPECIAL DISTRIBUTIONS

         Elective Deferrals, qualified matching Contributions, Qualified Non-elective Contributions and income allocable to such amounts shall be distributable upon separation from service, death, or disability, as defined in the underlying plan document, and, in addition:

         14.1 ___X___ Termination of the plan without the establishment of another defined contribution plan.

         14.2 ___X___ As soon as administratively feasible after the disposition by the Employer to an unrelated corporation of substantially all of the assets (within the meaning of Code
                  Section 409(d)(2)) used in a trade or business of the Employer if the Employer continues to maintain this Plan after such disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

         14.3 ___X___ A soon as administratively feasible after the disposition by the Employer to an unrelated entity of the Employer's interest in a subsidiary (within the meaning of Code Section 409(d)(3)) if the Employer continues to maintain this plan, but only with respect to Employees who continue employment with such subsidiary.

         14.4 ___X___ Upon the hardship of the Participant, to the extent provided for in Section 11.6(C) of the Plan, and subject to applicable regulations prescribed by the Secretary of the Treasury.

15. CLAIMS FOR EXCESS ELECTIVE DEFERRALS - Participants who claim Excess Elective Deferrals for the preceding calendar year must submit their claims in writing to the plan administrator by MARCH 1 (SPECIFY A DATE BETWEEN MARCH 1 AND APRIL 15).

         Excess Elective Deferrals that are distributed after April 16 are not only includible in the participant's gross income in the taxable year when made, but are also includible in the Participant's gross income again in the year when distributed.

         The Plan permits distributions of Excess Contributions and Excess Aggregate Contributions on or before the last day of the Plan Year after the Plan Year in which such excess amounts arose. Distribution of such amounts, or other corrective action, is required under Sections 401(k)(3) and 401(m)(6) of the Code if the plan is to maintain its tax-qualified status. However, if such excess amounts, plus any income and minus any loss allocable thereto, are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, then section 4979 of the Code imposes a ten (10) percent excise tax on the Employer maintaining the plan with respect to such amounts.

         The Employer may choose to limit its acceptance of claims to a date that is no later than March.

16.      AVERAGE CONTRIBUTION PERCENTAGE

         16.1 In computing the Average Contribution percentage, the employer shall take into account, and include as Contribution Percentage Amounts:

                  a.       _______ Elective Deferrals.

                  b. ___X___ Qualified Non-elective Contributions under this plan or any employer, as provided by regulations.

         16.2 The amount of Qualified Non-elective Contributions that are made under Section 11.4(i) of this plan and taken into account as Contribution Percentage Amounts for purposes of calculating the Average Contribution Percentage, subject to such other requirements as may be prescribed by Secretary of the Treasury, shall be:

                  a.       _______ All such Qualified Non-elective
                           Contributions.

                  b. ___X___ Such qualified Non-elective Contributions that are needed to meet the Average Contribution Percentage test stated in Section 11.8 of the plan.

         16.3 The amount of Elective Deferrals made under Section 11.4(B) of this plan and taken into account as Contribution Percentage Amounts for purposes of calculating the Average Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:

                  a.       _______ All such Elective Deferrals.

                  b. ___X___ Such Elective Deferrals that are needed to meet the Average Contribution Percentage test stated in Section 11.8 of the Plan.

17. FORFEITURES. Forfeitures of Matching Contributions shall be: (Required if the Employer elects to make Matching Contributions in this Adoption Agreement)

         17.1 ___X___ Applied in the current year of forfeiture to reduce employer contributions.

         17.2 _______ Allocated in the current year of forfeiture, after all other forfeitures under the plan, to each participant's Matching Contribution account in the ratio which each Participant's Compensation for the Plan Year bears to the total Compensation of all participants for such Plan Year. Such forfeitures will not be allocated to the account of any Highly Compensated Employee.

18.      INDIVIDUAL INVESTMENT ACCOUNTS.

         Individual Investment Accounts for Elective Deferrals, Qualified Non-elective Contributions, Qualified Matching Contributions and Matching Contributions:

         18.1     _______ Will not be used.

         18.2     _______ Will be used as follows:

                  Each participant will have a separate Individual Investment Account which will contain the amount allocated to the Participant Account. Each Participant will have the power to direct the investment with respect to his Individual Investment Account subject to such rules as the Administrator and the Trustee may deem necessary. Gains and losses of the Account shall accrue to such Account only.

         Individual Investment Accounts for Employer Contributions under
         Section 10.3 of this Adoption Agreement.

         18.3     _______ Will not be used.

         18.4     _______ Will be used as follows:

                  Each participant will have a separate Individual Investment Account which will contain the amount allocated to the Participant Account. Each Participant will have the power to direct the investment with respect to his Individual Investment Account subject to such rules as the Administrator and the Trustee may deem necessary. Gains and losses of the Account shall accrue to such Account only.

19. LIMITATION YEAR shall mean each 12 consecutive month period ending on DECEMBER 31.

         NOTE: A written resolution must be adopted by the Employer if the Limitation Year is other than the calendar year.

20. LIMITATION OF BENEFITS - If the Employer maintains or has ever, maintained, in addition to this Plan, one or more plans which are either qualified defined benefit plans or qualified defined contribution plans other than paired plan:
                         Plan #01 - Adoption Agreement 001
              Plan #02 - Adoption Agreement 001, 002, 003, 004, 006, 007
         in which any Participant in this Plan is (or was) a participant or could possibly become a participant, the Employer must complete this Section. The Employer must also complete this Section if it maintain a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(1)(2) under which amounts are treated as annual additions with respect to any Participant in this Plan.

         If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan:

         20.1 _______ The provisions of Section 5.5(B) of the Plan will apply as if the other plan were a master or prototype plan.

         20.2 _______ The total Annual Additions will be limited to the maximum permissible amount and excess amounts will be reduced in a manner that precludes Employer discretion, as follows:

                  ____________________________________________________________
                  ____________________________________________________________
                  ____________________________________________________________

         20.3 _______ If the Participant is or has ever been a Participant in a defined benefit plan maintained by the Employer, the benefits under the plans will be limited as follows (this method must preclude Employer discretion):

                  ____________________________________________________________
                  ____________________________________________________________
                  ____________________________________________________________

21. MINIMUM CONTRIBUTION FOR TOP HEAVY PLAN - If the Employer maintains one or more defined benefit plans in which a Participant participates in addition to this Plan and does not maintain any other defined contribution plans in which a Participant participates, the minimum benefit requirement applicable to Top Heavy Plans shall be met under this Plan.

         If the minimum benefit requirement is met under this Plan, the additional minimum benefit:

         21.1     _______ Shall be provided.

         21.2     _______ Shall not be provided.

22.      YEAR OF SERVICE shall mean

         22.1     ___X___ 1000 Hours of Service

         22.2     _______ _______Hours of Service (less than 1000 Hours of
                  Service).

         In the event the plan would otherwise fail the nondiscrimination tests of Code Sections 401(a)(26) or 410(b), for purposes of allocating Employer Profit Sharing Contribution the above Hour of Service requirement shall be changed for that Year to a 500 hour requirement.

23. PREDECESSOR EMPLOYER - Service with the following Predecessor Employer(s):

______________________________________________________________________________

         shall be counted for purposes of:

         23.1     _______ eligibility Years of Service

         23.2     _______ vesting (Covered Years of Service)

24. ADMINISTRATOR shall mean:

         24.1     ___X___ The Employer

         24.2     _______ Individuals specified in Section 28.

25.      OTHER BENEFITS

         25.1 _______ Early Retirement Benefit (fully vested): Subject to the Joint and Survivor Annuity requirements, any Participant may retire and receive the entire amount in his Participant Account provided he has attained age ____ and has at least ____ Covered Years of Service.

26.      ACTUARIAL EQUIVALENT

         For purposes of establishing present value to compute the top heavy ratio, benefit payments shall be discounted only for mortality and interest based on the following:

         26.1     _______ Pre-Retirement Interest Rate _______%

         26.2 _______ Post-Retirement Mortality Table: ___________ with __________% interest.

27. PARTICIPATING AFFILIATES - Each Affiliate (i.e., each member of a controlled group of corporations, commonly controlled group of business, or an affiliated service group within the meaning of Section 414 of the Code) must adopt this Plan as a Participating Affiliate. (Attach additional signature pages if there is more than one Participating Affiliate.)

         Participating Affiliate Name _____________ Employer I.D. _____________

         Address ___________________________________ Taxable Year _____________

         By __________________ Title __________________ Date __________________

28. ADMINISTRATOR - If Option 24.2 is elected the following named individuals shall serve as Plan Administrator.

         Signature by the Administrator (if other than the Employer) is in acknowledgment of acceptance of appointment.

         Administrator(s) Name(s):           Signature(s):

         ----------------------------------  ---------------------------------
         ----------------------------------  ---------------------------------
         ----------------------------------  ---------------------------------

         Optional Provision - To be elected if Plan Section 10.6(E) is not elected.

29. Appointment of Trustee - Signature by the Trustee is in acknowledgment of acceptance of appointment.

         Trustee(s) Name(s):                 Signature(s):
         State Street Bank & Trust Company
         ----------------------------------  ---------------------------------
         ----------------------------------  ---------------------------------
         ----------------------------------  ---------------------------------

         Optional Provision - To be elected if Plan Section 10.7 is elected.

30. Insurance Trustee - Signature by the Trustee is in acknowledgment of acceptance of appointment.

         Insurance Trustee Name:                            Signature:

         ----------------------------------  ---------------------------------

31.      ADOPTION AGREEMENT USAGE

         This Adoption Agreement is only to be used with basic Defined Contribution Plan document 02.

         An Employer who has even maintained or who later adopts any plan (including a welfare benefit fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key employees as defined in Code Section 419A(d)(3), or an individual medical account, as defined in Section 415(1)(2) of the code) in addition to this Plan other than paired plans:
                             Plan #01 - Adoption Agreement 001
                Plan #02 - Adoption Agreement 001, 002, 003, 004, 006, 007
         may not rely on the opinion letter issued by the National Office of the
         Internal Revenue Service as evidence that this Plan is qualified under
         Section 401 of the Internal Revenue Code. If the Employer who adopts or maintains multiple plans other than the paid plans identified above wishes to obtain reliance that its plans are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

         Failure of the Employer to properly complete this Adoption Agreement may result in the disqualification of this Plan.

32. SPONSORING ORGANIZATION - The Sponsoring organization or its authorized representative identified below will inform the adopting employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan.

         The organization sponsoring this Plan is Wells Fargo Bank NA

         The authorized representative of the sponsoring organization is Wells Fargo Bank NA:
                  111 Sutter Street, 16th Floor,
                  San Francisco, CA  94163, number (415) 396-6290

         The Employer represents that the legal and tax aspects of this Plan and Trust have been duly considered and passed upon by its attorney and/or tax advisor who has determined that if is suitable and has been properly completed and adopted.



         ADOPTION FOR THE EMPLOYER

         Date of Execution ___________ ________________________ Title _________
                                       Signature